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                                  AMENDMENT TO

                                SERVICE AGREEMENT

                                     BETWEEN

                               RYDEX SERIES TRUST

                                       AND

                          PADCO SERVICES COMPANY, INC.

The following Amendment is made to Section 4 of the Service Agreement between the Trust and the Servicer, and is hereby incorporated into and made a part of the Service Agreement:

                  Section 4 of the Service Agreement is amended, effective August 11, 1998, to read as follows:

                  "As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the "Assets") of each of the Trust's series for such month:

                           THE NOVA FUND

                                    0.25% of Assets

                           THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND

                                    0.20% of Assets

                           THE RYDEX PRECIOUS METALS FUND

                                    0.20% of Assets

                           THE URSA FUND

                                    0.25% of Assets

                           THE RYDEX U.S. GOVERNMENT BOND FUND

                                    0.20% of Assets

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                           THE RYDEX OTC FUND

                                    0.20% of Assets

                           THE JUNO FUND

                                    0.25% of Assets

                           THE ARKTOS FUND

                                    0.25% of Assets

                           THE RYDEX HIGH YIELD FUND

                                    0.20% of Assets

                           THE RYDEX BANKING FUND

                                    0.25% of Assets

                           THE RYDEX BASIC MATERIALS FUND

                                    0.25% of Assets

                           THE RYDEX BIOTECHNOLOGY FUND

                                    0.25% of Assets

                           THE RYDEX CONSUMER PRODUCTS FUND

                                    0.25% of Assets

                           THE RYDEX ELECTRONICS FUND

                                    0.25% of Assets

                           THE RYDEX ENERGY FUND

                                    0.25% of Assets

                           THE RYDEX ENERGY SERVICE FUND

                                    0.25% of Assets

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                           THE RYDEX FINANCIAL SERVICES FUND

                                    0.25% of Assets

                           THE RYDEX HEALTH CARE FUND

                                    0.25% of Assets

                           THE RYDEX LEISURE FUND

                                    0.25% of Assets

                           THE RYDEX RETAILING FUND

                                    0.25% of Assets

                           THE RYDEX TECHNOLOGY FUND

                                    0.25% of Assets

                           THE RYDEX TELECOMMUNICATIONS FUND

                                    0.25% of Assets

                           THE RYDEX TRANSPORTATION FUND

                                    0.25% of Assets

                  In the event that this Agreement commences on a date other than on the beginning of any calendar month, or if this Agreement terminates on a date other than the end of any calendar month, the fees payable hereunder by the Trust shall be proportionately reduced according to the number of days during such month that services were not rendered hereunder by the Servicer."

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         In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 11th day of August 1998.

                                            RYDEX SERIES TRUST


                                            /S/ Albert P. Viragh, Jr.
                                            --------------------------
                                            By:      Albert P. Viragh, Jr.
                                            Title:   President


                                            PADCO SERVICE COMPANY, INC.


                                            /S/ Albert P. Viragh, Jr.
                                            --------------------------
                                            By:      Albert P. Viragh, Jr.
                                            Title:   President